UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File number)	Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices) (Zip Code)

(978) 663-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market
6.375% Mandatory Convertible Preferred Stock, Series A, $0.01 par value per share	BRKRP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director

On March 27, 2026, the Board of Directors (the “Board”) of Bruker Corporation (the “Company”) approved an increase in the number of directors to expand the size of the Board by one director to a total of twelve directors, with such additional director assigned to Class III, and appointed Thierry L. Bernard to fill the newly created vacancy on the Board, effective as of April 1, 2026. Mr. Bernard will initially serve as a director until the 2027 Annual Meeting of Stockholders.

Mr. Bernard currently serves as Chief Executive Officer (“CEO”) and Managing Director of QIAGEN N.V. (NYSE: QGEN) (“QIAGEN”). In November 2025, QIAGEN announced a CEO transition plan whereby Mr. Bernard will step down as CEO and Managing Director once his successor is appointed. Mr. Bernard joined QIAGEN in February 2015 to lead its growing molecular diagnostics business and was named Chief Executive Officer in March 2020 after serving in this role on an interim basis since October 2019 and became a member of its managing board in 2021. Previously, he held roles of increasing responsibility during 15 years with bioMérieux SA, most recently as Corporate Vice President, Global Commercial Operations, Investor Relations and the Greater China Region. He also held senior management roles in several other leading international companies. In March 2023, he was named Chair of the AdvaMedDx Board of Directors, a U.S. industry trade association, and joined the board of directors of Neogen Corporation (NASDAQ: NEOG) in 2024. Mr. Bernard has earned degrees and certifications from Sciences Po, LSE, the College of Europe, Harvard Business School, Centro de Comercio Exterior de Barcelona and has been appointed Conseiller du Commerce Extérieur by the French government.

Mr. Bernard’s compensation for services as a director will be consistent with that of the other non-employee directors of the Company, as described under “Director Compensation” in the Company’s definitive proxy statement with respect to the 2025 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 11, 2025. There are no other arrangements or understandings between Mr. Bernard and any other person pursuant to which he was elected as a director, and Mr. Bernard is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

The Company will file an amended Form 8-K to disclose Mr. Bernard's committee assignments once determined.

A copy of the press release announcing Mr. Bernard's appointment is attached to this report as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Number	Description

	99.1	Press release dated April 1, 2026.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: April 1, 2026	By:	/s/ THOMAS M. BURES
Thomas M. Bures
Chief Accounting Officer